Orchard

est. 1931

SUPPLY HARDWARE®

backyard

Tool Box
Circular Saws

NASDAQ: OSH September 2012 September 2012 Exhibit 99.2

September 2012
This presentation (including information incorporated or deemed incorporated by reference herein) contains
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management.  Words such as “outlook”, “believes”, expects”, “appears”, “may”, “will”, “should”, “intend”, “target”, “projects”, “estimates”,
“plans”, “forecast”, “is likely to”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward-looking statements.  Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement.
Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the Securities and Exchange
Commission.  Many of such factors relate to events and circumstances that are beyond our control.  You should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Safe Harbor Statement

Business Overview

September 2012
Strong brand heritage and 80 year history
Neighborhood hardware and garden store focused on paint, repair and the backyard
Uniquely positioned between big boxes and small independent
hardware stores
Differentiated operating model focuses on high margin categories
High performance management team in place with new vision
Store conversion and opening plans expected to drive growth
About Orchard

ORCHARD SUPPLY CO. LTD
Orchard Supply Hardware
OSH
Orchard

Orchard
EST. 1931
SUPPLY HARDWARE

September 2012
Strong Brand Heritage Over 80 Years
Early Days
Ownership Change Today
(1931) (1970’s) (1990’s) (2011)
80
YEARS
80
YEARS
Founded as a
Farmer's
Purchasing
Cooperative
W.R. Grace
acquired Orchard
Wickes acquired
Orchard from W.R.
Grace
Freeman Spogli
acquired Orchard
from Wickes
Orchard IPO
Sears acquired
Orchard
Ares acquired 20%
stake
Opened new stores
and launched
e-commerce
New management
team, transition to a
public and standalone
company, new store
design
1931 1979 1986 1989 1993 1996 2005
2009/2010 2011/2012
(34 stores) (43 stores) (65 stores) (85 stores)
(89 stores) (89 stores)
Spin-off from
Sears

THE HOME DEPOT / LOWE'S Let's Build Something Together	Orchard SUPPLY HARDWARE	ACE The helpful place / True Value START RIGHT. START HERE.
Gross Square Feet	~125,000 – 150,000	39,000 – 75,000	5,000 – 20,000
Selection (SKUs)	30,000 – 40,000	39,000	15,000 – 20,000
Service	◔	◕	◑
Convenience	◔	●	●
Price Competitiveness	●	◕	○

● = high ○ = low

Orchard SUPPLY HARDWARE

6 September 2012 Orchard Owns the Niche Between Small Independents and Big Boxes Attractive Competitive Positioning Warehouse Convenience Local Hardware

September 2012
Business Snapshot
Highly attractive niche positioning between big
box home improvement retailers and small
independent hardware stores
Neighborhood hardware and garden store
focused on paint, repair and the backyard
Efficient store footprint focuses on better quality,
higher margin products
Focus on consumers who are highly engaged
and spend on home improvement projects
High quality brands and expert, attentive
service appeal to Orchard’s customer base
Priced at parity to big box retailers on 100
high-visible products
Slight premium in pricing vs. big box retailers
on balance of assortment not as important as
overall shopping experience
New management team focused on leading
Orchard to sustained profitability and growth
Orchard Locations (as of Sept. 1, 2012)
89 locations in California
82
leased; 7
Company-owned
68 in Northern California
21 in Southern California
1 to open in Portland, Oregon
39,000 – 75,000 gross sq. ft.
39,000 SKUs
1 Distribution Center
(458,000 sq ft)
Key Statistics
FY 2011
Sales ($mm)
$660.5
Stores 87
Sales per store ($mm)
$7.6

September 2012
Deep Product Knowledge and Global Sourcing Capability with Local Market Delivery and Know How
Knowledgeable and
experienced associates
Genuine customer
hospitality
Engaging shopping
environment
New floor zone coverage
and 2-way radios
Increased sales training
Extensive selection of
national and regional
brands
Large assortment in
recurring maintenance &
repair items
High in-stock levels
Unique assortments tailored
to customer segments and
geographic location
Prime locations in densely
populated areas
Easy in-and-out
Easy-to-shop format
Efficient checkout and
customer pick-up across all
channels
Service
Selection
Convenience
Powerful and Efficient Operating Model

September 2012
Focused on Three Core Categories
Backyard
40% of revenue; 36% of margin
contribution
High repeat shopping in garden
category drives traffic
Quick in-and-out
More than 50% of Orchard stores
have direct nursery access from
the parking lot
Repair
40% of revenue; 44% of margin
contribution
Differentiated through service
Rationalized and localized
assortments
Provides solutions
Neighborhood convenience
Paint & Home
20% of revenue; 20% of margin
contribution
Key home improvement do-it-
yourself category
Strategic alliance with Benjamin
Moore – exclusive paint supplier
Orchard stores offer “how-to” and
project advice

Benjamin Moore
Paints

Aura
REGAL
SELECT
Aura
REGAL
SELECT

Benjamin Moore® is a name to trust
when it comes to paint and stain.

ARBORCOAT
Aura
Aura
ben
exterior
REGAL
SELECT
REGAL
SOFT GLOSS FINISH

For over 125 years Benjamin Moore® has been providing top quality durable products for both interior and exterior surfaces. Their authentic color palettes, that can't be matched, ensure that you will find everything you need to create an environment you'll love. Stop in to chat with one of our Paint experts who will provide advice on product selection and project know-how.

Benjamin Moore Paints | Aura | ben | REGAL SELECT | ARBORCOAT | Orchard

New: Benjamin Moore at Orchard

ENTER TO WIN!
We'll paint your house!
Enter to win an exterior house painting
Orchard
Aura
Benjamin Moore
Paints
Now at Orchard

Orchard
SUPPLY HARDWARE

10 September 2012 Strategic Alliance with Premier Paint Brand Benjamin Moore Exclusive supplier of paint to all Orchard locations

Tool Box
11
12

Painted Spaces

Orchard
EST. 1931
SUPPLY HARDWARE®

September 2012
Differentiated Product Assortment
Breadth
Depth
Value
Offers products across major categories
8,000 sq ft dedicated to an exterior nursery
750 sq ft highly visible paint area – prominent
placement of high quality Benjamin Moore
paints
39,000 total SKUs
Dominant assortment in key categories
Multiple products and price points within each
product category to appeal to all shoppers
Average ticket: $26
Pricing comparable to big box retailers
Products focused on higher quality at
comparable value prices; not competing to be
low price leader

Business Repositioning

The Scotts Miracle-Gro Company HOMEBASE	GANDER MTN. We Live Outdoors	The Home Depot
Restoration Hardware	Limited brands	PEPSICO
Office Depot Taking Care of Business	True Value CW Contractors Warehouse	The Home Depot Payless Cashways Building Materials
GANDER MTN. We Live Outdoors	Quality	
The Scotts Miracle-Gro Company	HASKELL	The Home Depot
Office Depot Taking Care of Business	accenture	
Jamba Juice	SONY	

Orchard Supply Hardware

September 2012
Mark R. Baker
Chief Executive Officer,
President
March 2011 31 years
Chris D. Newman
Executive Vice President,
Chief Financial Officer &
Treasurer
November 2011 13 years
Steven L. Mahurin
Executive Vice President,
Merchandising
May 2011 30 years
Mark A. Bussard
Senior Vice President,
Operations
June 2011 22 years
David I. Bogage
Senior Vice President,
Human Resources
April 2011 17 years
Steve Olsen
Senior Vice President, Supply
Chain, IT and Chief Strategy
Officer
June 2010 15 years
Michael W. Fox
Senior Vice President,
General Counsel & Secretary
October 2011 7 years
Scotty’s Home
Improvement Centers
Knox Hardware
And Lumber
Meridian Point
Properties
# Years Retail
Experience
With Orchard
Since
Prior Retail Experience
New Management Team With Deep Retail and Home
Improvement Experience

September 2012
Key Accomplishments Under New Management Team
Developed new, highly productive store
format
Enhanced customer service and store
support
Upgraded store and regional
leadership
Implemented new floor zone coverage
and 2-way radios
Improved inventory in-stock levels
Increased average ticket
Heightened morale across the
organization with energized field
personnel

Painted
Spaces

Tool Box
Circular Saws

Orchard
EST. 1931
SUPPLY HARDWARE®

September 2012
We’re in the Early Stages of Repositioning the
Business
Management is Focused on Five Key Priorities
1)
Project a consistent and compelling brand
identity
2)
Drive sales through merchandising and
marketing initiatives
3)
Improve operational efficiencies
4)
Align resources and talent
5)
Strengthen the Company’s financial position

Orchard
est. 1931
SUPPLY HARDWARE®

Orchard

Orchard Supply Hardware

Orchard Supply Hardware

Orchard
est. 1931
SUPPLY HARDWARE®

16 September 2012 New Brand (logo, colors, look/feel) Old Brand New Brand Identity

Painted Spaces
affinity
essentials

Orchard SUPPLY HARDWARE

17 September 2012 New Paint Area

PAINT
PAINT 10
PAINT 11
PAINT 12
13

Orchard
SUPPLY HARDWARE

18 September 2012 Old Paint Area

19 September 2012 New Nursery and Garden Center

20 September 2012 Old Nursery and Garden Center

Tool Box
Circular Saws
Compressors
Drill Bits
Cordless Drills
Sanders
LITHIUM-ION SYSTEM
Milwaukee

Orchard
SUPPLY HARDWARE

21 September 2012 New Tools Area

TOOLS
21
22
23
DELTA
DREMEL
STANLEY
IRWIN
PORTER+CABLE
SKIL

Orchard
SUPPLY HARDWARE

22 September 2012 Old Tools Area

Workbench
Services available while you wait
Knife Sharpening
Chainsaw Sharpening
Lockset Rekeying
Garden Tool Sharpening

23 September 2012 New Workbench Area

September 2012
Reorganized regional leadership team
Moved from 8 districts to 4 regions
Home improvement and specialty retail experience includes Home Depot,
Whole Foods, Office Depot, Safeway, Gander Mountain and Macy’s
Emphasis placed on training
Set higher expectations for store management
New playbook of standards across the store network
Migrating from an operating focus to a sales and service focus among store teams
We are Aligning and Better Managing
Resources and Talent

September 2012
5 properties in Q3/Q4 2011
•
Generated gross proceeds of $57.8 million
•
Paid down Real Estate Term Loan by $21.6 million
•
Paid down Senior Secured Term Loan by $34.4 million
•
Renegotiated financing arrangements - enhanced operating flexibility and extended term
1 property in Q1 2012, and the sale of a parcel of land
•
Generated gross proceeds of $6.9 million
•
Paid down Real Estate Term Loan by $2.5 million
•
Paid down Senior Secured Term Loan by $1.2 million
6 properties in Q2 2012
•
Generated gross proceeds of $42.8 million
•
Paid off $25.2 million Real Estate Term Loan in its entirety
•
Paid down Senior Secured Term Loan by $7.6 million subsequent to quarter-end
Reduced total debt, including capital leases, from $338.2 million at year-end 2010 to $226.8 million at July 28, 2012
The Company Strengthened its Financial Position
Deleveraged  Through Sale-Leaseback Transactions

September 2012
New store design opened in September 2011 at
Princeton Plaza location
Innovative store layout and design
developed by new management team
Race-track layout
Farmer’s market look and feel with
upgraded product assortment
Updated logo, colors and branding
Larger nursery and garden center with direct
parking lot access
Prominent customer service center, the
“Workbench”, concentrates all critical hardware
services into one conveniently located area
Eye-catching and distinct interior upgrades in
easy-to-shop format
Target trade area (3 miles), 100K population,
$30K per capita income, more than 1 mile to big
box competition
New Store Target Model
New Innovative ‘Neighborhood’ Store Format
Description
Store Performance:
Sales $9.0-$15.0
4-Wall EBITDA Margin 15-25%
Store Investments:
Fixed Asset Investment $3.2
Less: Landlord Contribution 1.0
Net Investment $2.2
Inventory, net of Payables 0.9
Total Investment $3.1
Payback Period: 18 - 36 months
Return on Investment (IRR): 40%+
($ in millions)

September 2012
Fiscal 2012 Store Opening and Conversion Plans
New Stores
Conversions
Partial Remodels
Three new store openings planned for fiscal 2012
Fig Garden (Fresno) opened in April 2012
Torrance (South Bay) opened in September 2012
Yorba Linda expected to open in second half
Over time, the majority of stores will be converted to the new neighborhood store format
Six Orchard locations will be remodeled in fiscal 2012
Grand re-opening events scheduled for Q3: Two in San Jose and one in
Los Angeles
Three additional remodels scheduled for Q4
High impact refresh initiatives have been executed at a number of stores
39 stores have new/updated external signage and paint (50% of the portfolio will be completed by year-end)
46 stores have direct entry to the nursery from the parking lot (65% of the portfolio will be completed by year-end)